Exhibit 10.3

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

MURPHY LAW OFFICE, PLLC

847 EAST FAIRVIEW

MERIDIAN, IDAHO 83680

(Space Above For Recorder’s Use)

DEED OF TRUST

BORROWER:

SILVER FALCON MINING, INC.

TRUSTEE:

PIONEER TITLE COMPANY

BENEFICIARY:

JOYCE LIVESTOCK COMPANY LIMITED PARTNERSHIP

DATE:

November_____, 2009

DEED OF TRUST - PAGE 1

DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (the “Deed of Trust”) effective as of November ____, 2009, by SILVER FALCON MINING, INC., a Delaware corporation, with an address of 14877 Silver City Rd., Murphy, ID 83650 (the “Borrower”), PIONEER TITLE COMPANY., whose address is 100 10TH Ave. South, Nampa, Idaho 83651, as trustee (the “Trustee”), and JOYCE LIVESTOCK COMPANY LIMITED PARTNERSHIP, an Idaho limited partnership, its successors and assigns, with an address of 14568 Joyce Ranch Rd., Murphy, Idaho 83650, as beneficiary (the “Lender”).

RECITALS

A.

Borrower is indebted to Lender in the original principal sum of Two Hundred Twenty Five Thousand Dollars and no/100s ($225,000.00), which indebtedness is evidenced and represented by that certain Promissory Note of even date from Borrower to Lender, with final payment due and payable on January 1, 2020 (the Promissory Note together with all substitutions, consolidations, modifications, replacements, restatements, increases, renewals, and extensions thereof, in whole or in part, shall collectively be referred to as the “Note”).

B.

Lender, as a condition precedent to the extension of credit and the making of the loan evidenced by the Note, has required that Borrower provide Lender with security for the repayment of the indebtedness evidenced by the Note as well as for the performance, observance and discharge by Borrower of various covenants, conditions and agreements made by Borrower to, with, in favor of, and for the benefit of, Lender with respect to such indebtedness and security.

1.

Grants of Security.

1.1

Property Granted.  In consideration of and in order to secure the repayment, observance, performance and discharge by Borrower of the Secured Obligations (as defined in Section 1.4 below), Borrower grants, bargains, sells, aliens, remises, releases, conveys, assigns, transfers, pledges, delivers, sets over, hypothecates, warrants, and confirms to Trustee, in trust, with power of sale, for the benefit and security of Lender, as beneficiary hereunder, subject to the terms and conditions of this Deed of Trust, all estate, right, title and interest that Borrower now has or may later acquire in and to the following described properties, rights and interests and all replacements of, substitutions for, and additions thereto (all of which are referred to below as the “Property”):

1.1.1

Real Property.  The real property in Owyhee County, Idaho, described in Exhibit A attached hereto and made a part hereof (the “Real Property”), which Real Property either is located within an incorporated city or village, or does not exceed forty (40) acres.

1.1.2

Improvements.  All buildings, structures and other improvements of any kind, nature or description now or hereafter erected, constructed, placed or located upon the Real Property (the “Improvements”).

1.1.3

Appurtenances.  All tenements, hereditaments, strips and gores of land, rights-of-way, easements, licenses, privileges and other appurtenances now or hereafter belonging or in any way appertaining to the Real Property, including, without limitation, all right, title and interest of the Borrower in any after-acquired right, title, interest, remainder or reversion, in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to the Real Property; to the extent owned by or licensed to Borrower.  Also included are all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under, or above all or any part of the Real Property (the “Appurtenances”).

1.1.4

Leases and Rents.  All leases and other agreements affecting the use, enjoyment or occupancy of all or any part of the Real Property or the Improvements heretofore or hereafter entered into whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), as the same may be amended from time to time (the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Real Property and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Obligations (defined below).

1.1.5

Condemnation Awards.  Any and all awards, payments or settlements, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, and (c) any other injury, damage or casualty to, taking of, or decrease in the value of, the Property, to the extent of all amounts that may be secured by this Deed of Trust at the date of any such award or payment, including but not limited to Reasonable Attorneys’ Fees (as defined below), costs, and disbursements incurred by Lender in connection with the collection of such award or payment.

1.1.6

Fixtures and Personal Property.  All machinery, equipment, fixtures (including, but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Real Property or the Improvements, or appurtenant thereto, and used in connection with the present or future operation and occupancy of the Real Property and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Real Property and the Improvements, or appurtenant thereto, or used in connection with the present or future operation and occupancy of the Real Property and the Improvements (together referred to as the “Fixtures and Personal Property,” which term expressly excludes any toxic waste or substance deemed hazardous under federal, regional, state, or local laws).

1.1.7

Insurance Proceeds.  All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the Property.

1.1.8

Agreements.  All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Real Property and any part thereof and any Improvements or respecting any business or activity conducted on the Real Property and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right to receive and collect any sums payable to Borrower thereunder.

1.1.9

Intangibles.  All trade names, trademarks, service marks, logos, copyrights, goodwill, books and records and all other general intangibles specific to or used in connection with the operation of the Property.

1.2

Assignment of Leases and Rents.  Borrower absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Nevertheless, subject to the terms of this Deed of Trust, Lender grants to Borrower a revocable license to collect and receive the Rents.  Borrower shall hold a portion of the Rents sufficient to discharge all current sums due on the Note, for use in the payment of such sums.

1.3

Secured Obligations.  This Deed of Trust and the grants, assignments and transfers made herein are given for the purpose of securing all of the following, in such order of priority as Lender may determine in its sole discretion (the “Secured Obligations”):

1.3.1

The payment of the indebtedness evidenced by the Note in lawful money of the United States of America, including any amounts that may be repaid from time to time and made available for reborrowing to the extent authorized by the Note or the other Loan Documents (defined in Section 2.1 below).

1.3.2

The payment of interest, default interest, late charges and other sums, as provided in the Note, this Deed of Trust or the other Loan Documents.

1.3.3

The payment of all other monies agreed or provided to be paid by Borrower in the Note, this Deed of Trust or the other Loan Documents.

1.3.4

The payment of all sums advanced pursuant to this Deed of Trust to protect and preserve the Property and the lien and the security interest created hereby.

1.3.5

The payment of all sums advanced and costs and expenses incurred by Lender in connection with the Secured Obligations or any part thereof, any renewal, extension, modification, consolidation, change, substitution, replacement, restatement or increase of the Secured Obligations or any part thereof, or the acquisition or perfection of the security therefore, whether made or incurred at the request of Borrower or Lender.

1.3.6

The payment of all other sums that may hereafter be loaned or advanced by Lender to Borrower.

1.3.7

The performance of all other obligations of Borrower herein.

1.3.8

The performance of each obligation of Borrower in the Loan Documents in addition to the payment of the Note.

1.3.9

The performance of each obligation in the Loan Documents of any person guaranteeing the payment of the Note or any portion thereof or performance by Borrower of any terms of this Deed of Trust, if any.

1.3.10

The performance of each obligation of Borrower and any guarantor in any renewal, extension, modification, consolidation, change, substitution, replacement for, restatement or increase of all or any part of the Note, this Deed of Trust or the other Loan Documents.

2.

Borrower Covenants.  Borrower covenants and agrees as follows:

2.1

Payment of Principal and Interest.  Borrower shall pay the Note, together with all interest, if any, thereon, in accordance with the terms of the Note, promptly at the times, at the place and in the manner that said principal and interest shall become due, and to promptly and punctually pay all other sums required to be paid by Borrower pursuant to the terms of the Note, this Deed of Trust, and all other documents and instruments executed as further evidence of, as additional security for, or executed in connection with, the indebtedness evidenced by the Note and secured by this Deed of Trust are collectively referred to as the “Loan Documents.”

2.2

Performance of Other Obligations.  Borrower shall perform, comply with, and abide by each and every one of the covenants, agreements and conditions contained and set forth in the Note, this Deed of Trust, and the other Loan Documents and shall comply with all laws, ordinances, rules, regulations and orders of any governmental authorities having jurisdiction over the Property that now or hereafter affect the Property or requires any alterations or improvements to be made thereon, and shall perform all of its obligations under any covenant, condition, restriction or agreement of record affecting the Property and shall insure that at all times the Property constitutes one or more legal lots capable of being conveyed without violation of any subdivision or platting laws, ordinances, rules or regulations, or other laws relating to the division or separation of real property.

2.3

Preservation and Maintenance of Property.  Borrower shall keep all Improvements now existing or hereafter erected on the Real Property in good order and repair and shall not do or permit any waste, impairment or deterioration thereof or thereon, nor alter, remove, or demolish any of the Improvements or any Fixtures or Personal Property attached or appertaining thereto, without the prior written consent of Lender.  Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of the Property or any part thereof, nor do or permit any other act whereby the Property shall become less valuable, be used for purposes contrary to applicable law, or be used in any manner that will increase the premium for or result in a termination or cancellation of the insurance policies hereinafter required to be kept and maintained on the Property.  Borrower shall effect such repairs as Lender may reasonably require, and from time to time make all needful and proper replacements so that the Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed.

2.4

Hazardous Waste.

2.4.1

Borrower at all times shall keep the Property and ground water of the Property free of Hazardous Materials (as defined below), excluding any milling operation hazardous material.  The Idaho Department of Environmental Quality and the Environmental Protection Agency shall govern any Hazardous Waste created by the milling operation and Borrower shall comply with their direction and requirements.  Borrower shall not and shall not knowingly permit its tenants or any third party requiring the consent of Borrower to enter the Property, to use, generate, manufacture, treat, store, release, threaten release, or dispose of Hazardous Materials in, on, or about the Property or the ground water of the Property in violation of any federal, regional, state, or local law, decision, statute, rule, ordinance or regulation currently in existence or hereinafter enacted or rendered (collectively the “Hazardous Waste Laws”).  Borrower shall give Lender prompt written notice of any claim by any person, entity, or governmental agency that a significant release or disposal of Hazardous Materials has occurred in, on, or under the Property in excess of legal limits. Borrower, through its professional engineers and at its cost, shall promptly and thoroughly investigate suspected Hazardous Materials contamination of the Property.  Borrower shall forthwith remove, repair, clean up, and/or detoxify any Hazardous Materials found on the Property or in the ground water of the Property if such actions are required by Hazardous Waste Laws, and whether or not Borrower was responsible for the existence of the Hazardous Materials in, on or about the Property or the ground water of the Property.  Hazardous Materials shall include but not be limited to substances defined as “hazardous substances,” “hazardous materials,” or “toxic substances” in The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, by the Superfund Amendments and Reauthorization Act of 1986, The Hazardous Materials Transportation Act of 1994, The Resource Conservation and Recovery Act of 1976, as amended by The Used Oils Recycling Act of 1980, The Solid Waste Disposal Act amendment of 1984, The Toxic Substances Control Act, The Clean Air Act, The Clean Water Act, Idaho Environmental Protection and Health Act (Idaho Code §§ 39-101 to 39-130), Idaho Radiation and Nuclear Material Act (Idaho Code §§ 39-3001 to 39-3030), Idaho Water Quality Act (Idaho Code §§ 39-3601 to 39-3639), Idaho Hazardous Waste Management Act (Idaho Code §§ 39-4401 to 39-4432), Idaho Hazardous Substance Emergency Response Act (Idaho Code §§ 39-7101 to 39-7115), Idaho Petroleum Clean Water Trust Fund Act (Idaho Code §§ 41-4901 to 41-4948), Idaho Land Reclamation Act (Idaho Code §§ 39-7201 to 39-7210), Idaho Solid Waste Facilities Act (Idaho Code §§ 39-7401 to 39-7420), Idaho Sale and Disposal of Batteries Act (Idaho Code §§ 39-7001 to 39-7004), Idaho PCB Waste Disposal Act (Idaho Code §§ 39-6201 to 39-6216) or in any other Hazardous Waste Laws. Hazardous materials shall not include small quantities of paints, solvents, lubricants or cleaning materials used in the maintenance or operation of the Property.

2.4.2

Borrower shall indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of, the presence in, on, or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, the Property of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Hazardous Waste Laws), regardless of the source of origination and whether or not caused by, or within the control of, Borrower.

2.4.3

Liability under this Section 2.4 and similar provisions in this Deed of Trust and the other Loan Documents concerning Hazardous Materials shall survive repayment of the Note and satisfaction of this Deed of Trust; provided, however, Borrower shall have no liability under this Section 2.4 regarding Hazardous Materials if the Property becomes contaminated subsequent to Lender’s acquisition of the Property by foreclosure, acceptance by Lender of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property that was approved or authorized by Lender in writing, pursuant to this Deed of Trust, provided that such transferee assumes in writing all of the obligations of Borrower under the Loan Documents with respect to Hazardous Materials. The burden of proof under this section with regard to establishing the date upon which any Hazardous Material was placed or appeared in, on, or under the Property shall be upon Borrower.

2.5

Use of Property.  The Property shall be used for legal purposes and for no other use without the prior written consent of Lender.

2.6

Payment of Taxes, Assessments and Other Charges.  Borrower shall pay all taxes, assessments, and other charges that are or may be hereafter levied or assessed upon or against the Property, when the same shall become due and payable according to law, before the same become delinquent, and before any interest or penalty shall attach thereto.  Borrower shall deliver official receipts evidencing the payment of the same to Lender not later than thirty (30) days following payment.  Borrower shall have the right to contest, in good faith, the proposed assessment of ad valorem taxes or special assessments by governmental authorities having jurisdiction over the Property; provided, however, Borrower shall give written notice thereof to Lender and Lender may, in its sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender in connection with any such action by Borrower.

2.7

Payment of Liens, Charges and Encumbrances.  Borrower shall immediately pay and discharge from time to time when the same shall become due all lawful claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in, or permit the creation of, a lien, charge or encumbrance upon the Property or any part thereof, or on the rents, issues, income, revenues, profits and proceeds arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Deed of Trust shall be fully preserved, at the cost of Borrower, without expense to Lender.  Borrower shall have the right to contest, in good faith and in accordance with applicable laws and procedures, mechanics’ and materialmens’ liens filed against the Property; provided however, that Borrower shall give written notice thereof to Lender, and Lender may, in its sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender (and acceptable to the title insurance company insuring this Deed of Trust) in connection with any such action by Borrower.

2.8

Payment of Junior Encumbrances.  Borrower shall not permit default or delinquency under any lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Deed of Trust; provided however, the foregoing shall not be construed to permit any other lien or encumbrance against the Property.

2.9

Insurance.

2.9.1

Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

(a)

Property Insurance.  Insurance with respect to the Improvements and building equipment insuring against any peril as set forth under the Causes of Loss-Special Form in an amount equal to amounts at all times sufficient to prevent Lender from becoming a co-insurer within the terms of the applicable policies and under applicable law, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements and building equipment on the Property.  The term “full insurable value” means the actual replacement cost of the Improvements and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping, and paving).

(b)

Liability Insurance.  Commercial general liability insurance, including bodily injury, death and property damage liability insurance, against any and all claims, including all legal liability to the extent insurable and imposed upon Lender and all court costs and attorneys’ fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to the Property but in no event for a combined single limit of less than $1,000,000.00.

(c)

Other Insurance.  Such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to the Property.

2.9.2

All insurance provided for in Subsection 2.11.1 shall be obtained under valid and enforceable policies (the “Policies” or in the singular, the “Policy”), and shall be issued by one or more domestic primary insurer(s) having (i) an investment grade rating or claims paying ability assigned by one or more credit rating agencies approved by Lender (a “Rating Agency”) and (ii) a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. (each such insurer shall be referred to below as a “Qualified Insurer”).  All insurers providing insurance required by this Deed of Trust shall be authorized to issue insurance in the state in which the Property is located.  The Policy referred to in Paragraph (b) above shall name Lender as an additional named insured and the Policy referred to in Paragraphs (a), (c), (d), and (e) above shall provide that all proceeds be payable to Lender as set forth in this Deed of Trust.  The Policies referred to in Paragraphs (a), (d), and (e) shall also contain:  (i) a standard “non-contributory mortgagee” endorsement or its equivalent (such as the Lender’s Loss Payable endorsement 438 BFU, in long form) relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omission of Borrower; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Lender; and (iii) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar properties in the general vicinity of the Property, but in no event in excess of an amount approved by Lender.  All Policies described in Subsection 2.11.1 shall contain (i) a provision that such policies shall not be canceled or terminated, nor shall they expire, without at least thirty (30) days’ prior written notice to Lender in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums (defined below) against any loss payees, additional insureds and named insureds (other than Borrower).  Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Lender not less than thirty (30) days prior to the expiration date of any of the Policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums (the “Insurance Premiums”).  Originals or certificates of such replacement Policies shall be delivered to Lender promptly after Borrower’s receipt thereof but in any case within thirty (30) days after the effective date thereof.  If Borrower fails to maintain and deliver to Lender the original Policies or certificates of insurance required by this Deed of Trust, Lender may procure such insurance at Borrower’s sole cost and expense.

2.9.3

Borrower shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon that would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of the Property pursuant to this Section.

2.9.4

If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and provided that Borrower shall have received the Net Proceeds (defined below), Borrower shall promptly commence and diligently prosecute the completion of the repair and restoration of the property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the “Restoration”) and otherwise in accordance with Section 2.13 of this Deed of Trust.

2.9.5

The insurance coverage required under Subsection 2.11.1 may be effected under a blanket policy or policies covering the Property and other properties and assets not constituting a part of the security hereunder; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Property, and any sublimit in such blanket policy applicable to the Property, and shall in any case comply in all other respects with the requirements of this Section.

2.9.6

Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, by way of subrogation or otherwise, for any loss sustained by Borrower, or any loss or damage to the Property, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

2.10

Condemnation.  Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings.  Lender may participate in any such proceedings to the extent permitted by law.  Upon an Event of Default, Borrower shall deliver to Lender all instruments requested by it to permit such participation.  Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.  Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including, but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Note and in this Deed of Trust and the Secured Obligations shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of such obligations.  Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note.  If the property or any portion thereof is taken by the power of eminent domain, Borrower shall promptly commence and diligently prosecute the Restoration of the Property in accordance with this Deed of Trust.  If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Secured Obligations.

2.11

Restoration After Casualty or Condemnation.

In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration of the Property:

2.11.1

If (i) the Net Proceeds (defined below) do not exceed Two Hundred Twenty Five Thousand dollars $225,000.00 (“Casualty Amount”); (ii) the costs of completing the Restoration as reasonably estimated by Borrower shall be less than or equal to the Casualty Amount; (iii) no Event of Default shall have occurred and be continuing under the Note, this Deed of Trust or any of the other Loan Documents; (iv) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations; and (v) such fire or other casualty or taking, as applicable, does not materially impair access to the Property or the Improvements, then the Net Proceeds will be disbursed directly to Borrower and Borrower shall commence and diligently prosecute to completion, the Restoration of the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or such taking.  Except upon the occurrence and continuance of an Event of Default, Borrower shall settle any insurance claims with respect to the Net Proceeds which in the aggregate are less than or equal to the Casualty Amount.  Lender shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds that in the aggregate are equal to or greater than the Casualty Amount.  If an Event of Default shall have occurred and be continuing, Borrower irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment.  If the Net Proceeds are received by Borrower, such Net Proceeds shall, until the completion of the related work, be held in trust for Lender and shall be segregated from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

2.11.2

If the Net Proceeds are greater than the Casualty Amount, such Net Proceeds shall be paid to Lender to be held by Lender to be made available to Borrower for the Restoration in accordance with the provisions of this Subsection.  Borrower shall commence and diligently prosecute to completion the Restoration (in the case of a taking, to the extent the Property is capable of being restored).  The term “Net Proceeds” for purposes of this Section shall mean:  (i) the net amount of all insurance proceeds under the Policies carried pursuant to Paragraphs 2.11.1(a), (d), (e), and (f) of this Deed of Trust as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 2.12 of this Deed of Trust, after deduction of its reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be.

(a)

The Net Proceeds shall be made available to Borrower for payment of, or reimbursement of Borrower’s expenses in connection with, the Restoration, subject to the following conditions:

(i)

No Event of Default shall have occurred and be continuing under the Note, this Deed of Trust or any of the other Loan Documents;

(ii)

Lender shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an architect’s certification as to such costs and appropriate plans and specifications for the Restoration;

(iii)

The Net Proceeds, together with any cash or cash equivalent deposited by Borrower with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the architect;

(iv)

Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower;

(v)

Lender shall be satisfied that, upon the completion of the Restoration and related lease-up, if applicable, the Property will achieve the Debt Service Coverage required by the Term Loan Agreement;

(vi)

The Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations; and

(vii)

Such fire or other casualty or taking, as applicable, does not materially impair access to the Property or the Improvements.

(b)

The Net Proceeds shall be held by Lender and, until disbursed in accordance with the provisions of this Subsection, shall constitute additional security for the Secured Obligations.  The Net Proceeds other than the Net Proceeds paid under the Policy described in Paragraph 2.11.1(c) shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be directly paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic’s or materialman’s liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title insurance company insuring the lien of this Deed of Trust.

(c)

Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration.  The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and an independent consulting engineer selected by Lender (the “Casualty Consultant”), such acceptance not to be unreasonably withheld or delayed.  All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant’s fees, shall be paid by Borrower.

(d)

Lender shall not be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant.

(e)

Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

(f)

If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the “Net Proceeds Deficiency”) with Lender before any further disbursement of the Net Proceeds shall be made.  The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Paragraph shall constitute additional security for the Secured Obligations.

(g)

The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section, and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Deed of Trust or any of the other Loan Documents.

2.12

Compliance with Laws.  Borrower shall observe, abide by, and comply with all statutes, ordinances, laws, orders, requirements or decrees relating to the Property enacted, promulgated or issued by any federal, state, county or local governmental authority or any agency or subdivision thereof having jurisdiction over Borrower or the Property.  Borrower shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning, variances, special exceptions and nonconforming uses), privileges, franchises and concessions that are applicable to the Property or that have been granted to or contracted for by Borrower in connection with any existing, presently contemplated or future use of the Property.

2.13

Maintenance of Permits.  Borrower shall obtain, keep, and constantly maintain in full force and effect during the entire term of this Deed of Trust all certificates, licenses and permits necessary to keep the Property operating.  Except as specifically provided for in this Deed of Trust, Borrower shall not assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender.

2.14

Funds Held by Lender for Taxes, Insurance Premiums, and Other Charges.  In order to more fully protect the security of this Deed of Trust, Borrower shall, upon the request of Lender, deposit with Lender, together with and in addition to each monthly payment due on account of the indebtedness evidenced by the Note, an amount equal to one-tenth of the annual total of such taxes, assessments, insurance premiums, and other charges (all as estimated by Lender in its sole discretion) so that, at least fifteen (15) days prior to the due date thereof, Lender shall be able to pay in full all such taxes, assessments, insurance premiums, and other charges as the same shall become due, and Lender may hold without paying interest and commingle with its general funds the sums so deposited and apply the same to the payment of such taxes, assessments, insurance premiums, or other charges as they become due and payable.  If at any time the funds so held by Lender are insufficient to pay such taxes, assessments, insurance premiums, or other charges as they become due and payable, Borrower shall immediately, upon notice and demand by Lender, deposit with Lender the amount of such deficiency, and the failure on the part of Borrower to do so shall entitle Lender, at its sole option, to make such payments in accordance with its right and pursuant to the conditions elsewhere provided in this Deed of Trust.  Whenever any default exists under this Deed of Trust, Lender may, at its sole option but without an obligation so to do, apply any funds so held by it pursuant to this Section toward the payment of the indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said indebtedness may otherwise be adequately secured in such order and manner of application as Lender may elect.

2.15

Examination of Borrower’s Records.  Borrower shall maintain complete and accurate books and records showing in detail the income and expenses of the Property, and shall permit Lender and its representatives to examine such books and records and all supporting vouchers and data during normal business hours and from time to time upon request by Lender, in such place as such books and records are customarily kept, and shall furnish to Lender, within ninety (90) days after the close of each fiscal year of Borrower, annual statements (income statements and a balance sheet) for the Borrower and the Property in a form acceptable to Lender and shall be prepared in accordance with generally accepted accounting principles, and shall include a rent roll, certified as true and correct by Borrower and showing in detail all income derived from and expenses incurred in connection with the ownership of the Property.  Upon the occurrence of an Event of Default, Lender shall have the right to require that the financial statements be audited and certified by a certified public accountant acceptable to Lender, at the sole cost and expense of Borrower.

3.

Representations and Warranties.  Borrower represents and warrants to Lender that:

3.1

Warranty of Title.  Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Real Property and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for real property taxes for years subsequent to 2009 (which are not yet due and payable) and those matters set forth in the Lender’s Policy of Title Insurance insuring the first priority lien of this Deed of Trust (the “Permitted Exceptions”).  Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

3.2

Status of Property.

3.2.1

Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

3.3

Taxes.  Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it.  Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

4.

Further Assurances.

4.1

Inspection by Lender.  Lender, and/or its agents, shall have the right and shall be permitted, but shall not be required, at all reasonable times, to enter upon and inspect the Property to insure compliance with the covenants, agreements, and conditions set forth in this Deed of Trust.

4.2

Execution of Additional Documents.  Borrower shall, at the cost of Borrower, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, assurances and other instruments, including security agreements and financing statements, as Lender shall from time to time require for the purpose of better assuring, conveying, assigning, transferring and confirming unto Lender the Property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned or that Borrower may now be or may hereafter become bound to encumber, create, convey, or assign to Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering, or recording this Deed of Trust, and to pay all filing, registration, or recording fees and all taxes, costs and other expenses, including Reasonable Attorneys’ Fees, incident to the preparation, execution, acknowledgment, delivery, and recordation of any of the same.

5.

Further Encumbrance Prohibited.  Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.  A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Section shall be deemed to include, but not limited to an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments or an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any Leases or any Rents.

6.

Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default”:

6.1

Failure to make any payment of (i) interest or principal when due, (ii) any other amount of the Secured Obligations when due, or (iii) the entire amount of the Secured Obligations on or before the Maturity Date.

6.2

Failure to obtain Lender’s written approval and authorization prior to any transfer of Borrower’s interest in the Property.

6.3

If any representation or warranty of Borrower or any Guarantor, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein, or in any other Loan Document, or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made.

6.4

If Borrower or any Guarantor shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due.

6.5

If (i) Borrower or any Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any Guarantor any case, proceeding or other action of a nature referred to in clause (i)above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

6.6

Except for the specific defaults set forth in this Section, any other default under any Loan Document by Borrower, which default is not cured within thirty (30) days after written notice from Lender to Borrower; provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days, unless, only in the case of cures that require construction or remedial work, such cure cannot with diligence be completed within such one hundred twenty (120) day period, in which case such period shall be extended for an additional one hundred twenty (120) days.

7.

Rights and Remedies.

7.1

Remedies.  Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to the following actions, each of which may, to the extent permitted by applicable law, be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

7.1.1

Declare the entire unpaid Secured Obligations to be immediately due and payable.

7.1.2

Institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner.

7.1.3

Sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law.

7.1.4

Institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the other Loan Documents.

7.1.5

Apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Secured Obligations and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Secured Obligations.

7.1.6

Subject to any applicable law, the license granted to Borrower under Subsection 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect, and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Secured Obligations, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees.

7.1.7

Apply the undisbursed balance of any Net Proceeds or any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Secured Obligations in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

7.1.8

Pursue such other remedies as Lender may have under applicable law.

Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Subsection 6.4(i) or (ii) shall occur, the entire unpaid Secured Obligations shall be automatically due and payable, without any further notice, demand or other action by Lender.

7.2

Foreclosure by Power of Sale.  If Lender elects to foreclose by exercise of the power of sale herein contained, Lender shall notify Trustee and shall deposit with the Trustee this Deed of Trust, the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.  Upon receipt of such notice from Lender, Trustee shall cause to be recorded and given all notices required by law.  Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said Notice of Sale either as a whole, or in separate lots or parcels as Trustee shall deem expedient, unless Lender specifies certain terms and conditions that are permitted by applicable law, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.  The Trustee may postpone any sale by public announcement at the time and place noticed for the sale.  Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including without limitation, Borrower, Trustee or Lender, may purchase at such sale.  At any judicial or trustee sale of the Property, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations.

7.3

Application of Proceeds.  The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Deed of Trust or the other Loan Documents, may be applied by Lender to the payment of the Secured Obligations in such priority and proportions as Lender in its discretion shall deem proper, subject to any applicable law.

7.4

Right to Cure Defaults.  Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, cure the same in such manner and to such extent as Lender may deem necessary to protect the security hereof.  Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Secured Obligations, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section, shall constitute a portion of the Secured Obligations and shall be due and payable to Lender upon demand.  All such costs and expenses incurred by Lender in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the default rate specified in the Note (the “Default Rate”), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender.  All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Secured Obligations and be secured by this Deed of Trust and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

7.5

Examination of Books and Records.  In the event of a monetary default, Lender, its agents, accountants and attorneys shall have the right upon prior written notice to examine the records, books, management and other papers of Borrower and its affiliates that reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any guarantor where the books and records are located.  Lender and its agents shall have the right upon notice to make copies and extracts from the foregoing records and other papers.  In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any guarantor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any guarantor where the books and records are located.

7.6

Other Rights.

7.6.1

The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust.  Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Secured Obligations or any portion thereof, or (iii) any agreement or stipulation by Lender extending

7.6.2

The risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender’s possession.

7.6.3

Lender may resort for the payment of the Secured Obligations to any other security held by Lender in such order and manner as Lender, in its discretion, may elect.  Lender may take action to recover the Secured Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Deed of Trust.  The rights of Lender under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

7.7

Lender’s Power.  Lender may release or reconvey any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release or reconveyance, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder.  This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Property. Without affecting the liability of any other person liable for the payment and/or performance of the Obligations and without in any way impairing or affecting the lien or priority of this Deed of Trust, Lender may, from time to time and without notice (i) release any person so liable; (ii) extend the maturity or alter any of the terms of any Secured Obligation; (iii) grant other indulgences; or (iv) make compositions or other arrangements with debtors in relation thereto.

7.8

Right of Entry.  Lender and its agents shall have the right upon prior written notice to enter and inspect the Property at all reasonable times upon notice to Borrower.

7.9

Acceptance of Trust; Powers and Duties of Trustee.  Trustee accepts this trust when this Deed of Trust is recorded.  From time to time upon written request of Lender and presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any other Obligation, Trustee may, without liability therefor and without notice:  (a) reconvey all or any part of the Property; (b) consent to the making of any map or plat of the Property; (c) join in granting any easement on the Property; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.  Nothing contained in the immediately preceding sentence shall be construed to limit, impair or otherwise affect the rights of Trustee in any respect.  Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender, or Trustee shall be a party unless brought by Trustee.

7.10

Substitution of Trustee.  Lender may at any time, and from time to time, and without notice, replace and substitute a new trustee in place of the existing Trustee under this Deed of Trust, in the manner provided for under, and as allowed by, current Idaho law.

7.11

Reconveyance by Trustee.  Upon written request of Lender stating that all sums secured hereby have been paid and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment by Borrower of Trustee’s fees, Trustee shall reconvey to Borrower, or the person or persons legally entitled thereto, without warranty, any portion of the Property then held hereunder.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

8.

Indemnification.  If Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy, administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any court or administrative body in relation to the Property or the lien and security interest granted or created hereby or herein, or for the recovery or protection of said indebtedness or the Property, or for the foreclosure of this Deed of Trust, Borrower shall save and hold Lender harmless from and against any and all costs and expenses incurred by Lender on account thereof, including, but not limited to, Reasonable Attorneys’ Fees, title searches and abstract and survey charges, at all trial and appellate levels, and Borrower shall repay, on demand, all such costs and expenses, together with interest thereon until paid at the then applicable rate of interest of the Note plus ten (10) basis points; all of which sums, if unpaid, shall be added to and become a part of the indebtedness secured hereby.

9.

Usury Savings Clause.   Notwithstanding any provisions in the Note or in this Deed of Trust to the contrary, the total liability for payments in the nature of interest including but not limited to default interest and late payment charges shall not exceed the limits imposed by the laws of the State of Idaho or, if controlling, the United States relating to maximum allowable charges of interest.  Lender shall not be entitled to receive, collect or apply, as interest on the indebtedness evidenced by the Note, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law.  If Lender ever receives, collects or applies as interest any such excess, such amount that would be excessive interest shall be applied to reduce the unpaid principal balance of the indebtedness evidenced by the Note.  If the unpaid principal balance of such indebtedness has been paid in full, any remaining excess shall be paid to Borrower.

10.

Notices.  All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (b) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:

Silver Falcon Mining, Inc.

7322 Manatee Ave., West #299

Bradenton, FL  34209

With a copy to:

Murphy Law Office, PLLC

847 E. Fairview Ave.

Meridian, Idaho  83680

Attention: Mia Murphy

Facsimile No.: 208-855-0873

If to Lender:

Joyce Livestock Company Limited Partnership

14568 Joyce Ranch Rd.

  Murphy, Idaho  83650

With a copy to:

Barry Peters

101 Eagle Glen Ln. Ste. A

Eagle, ID  83616

or addressed as such party may from time to time designate by written notice to the other parties. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

11.

Governing Law.  This Deed of Trust is to be governed by and construed in accordance with the laws of the state where the Property is located and, if controlling, by the laws of the United States and shall be binding upon Borrower, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns.

12.

Miscellaneous.

12.1

Successors and Assigns:  Terminology.  The provisions hereof shall be binding upon Borrower and the heirs, personal representatives, successors and assigns of Borrower, and shall inure to the benefit of Lender, its successors and assigns.  Where more than one Borrower is named herein, the obligations and liabilities of said Borrower shall be joint and several.  Wherever used in this Deed of Trust, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Borrower” shall mean Borrower and/or any subsequent owner or owners of the Property, the word “Lender” shall mean Lender or any subsequent holder or holders of this Deed of Trust, the word “Note” shall mean Note(s) secured by this Deed of Trust, and the word “person” shall mean an individual, trustee, trust, corporation, partnership or unincorporated association.  As used herein, the phrase “Reasonable Attorneys’ Fees” shall mean fees charged by attorneys selected by Lender based upon such attorneys’ then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State of Idaho.

12.2

Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

12.3

Inapplicable Provision.  If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

12.4

Attorney’s Fees for Enforcement.  Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorney’s fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

12.5

Modifications.  This Deed of Trust cannot be changed, altered, amended or modified except by an agreement in writing and in recordable form, executed by both Borrower and Lender.

12.6

Captions.  The captions set forth at the beginning of the various sections of this Deed of Trust are for convenience only and shall not be used to interpret or construe the provisions of this Deed of Trust.

12.7

Liability.  If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

12.8

Duplicate Originals; Counterparts.  This Deed of Trust may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Deed of Trust may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Deed of Trust.  The failure of any party hereto to execute this Deed of Trust, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

12.9

Entire Agreement.  The Note, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Secured Obligations and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto.

IN WITNESS WHEREOF, Borrower has executed this Deed of Trust as of the day and year first written above.

BORROWER:

SILVER FALCON MINING, INC., a Delaware corporation

By:

Pierre Quilliam, President

STATE OF IDAHO

)

)  ss.

County of Owyhee

)

On this _____ day of November 2009, before me __________________________, personally appeared PIERRE QUILLIAM, President of SILVER FALCON MINING, INC., known or identified to me (or proved to me on the oath of ______________________________), to be the person whose name is subscribed to the within instrument for Silver Falcon Mining, Inc., and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARY PUBLIC FOR _______________
Residing at

My Commission Expires

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

A parcel of land located in the North 1/2 of the SW 1/4 of Section 4 of T. 4 S., R. 2 W., B.M., Owyhee County, Idaho, more particularly described as follows:

Commencing at the Section Corner common to Sections 4 and 5 of said T. 4 S., R. 2 W., and Sections 32 and 33 of T. 3 S., R. 2 W., B.M.;

Thence South 00°00'34" West, 2433.45 feet on the section line common to said Sections 4 and 5 to the 1/4 Section Corner common to said Sections 4 and 5;

Thence South 00°01'24" West, 2639.46 feet on the section line common to said Sections 4 and 5 to the Section Corner common to Sections 4,5, 8 and 9 of said T. 4 S., R. 2 W.;

Thence reversing direction, North 00°01'24" East, 1319.73 feet on the section line common to said Sections 4 and 5 to the South 1/16 th. Section Corner common to said Sections 4 and 5;

Thence leaving said section line, North 89°58'20" East, 400.00 feet on the east-west 1/16 th. Section line of the SW 1/4 of said Section 4 to the **REAL POINT OF BEGINNING**;

Thence North 12°47'06" West, 676.62 feet;

Thence North 89°57'38" East, 1395.11 feet;

Thence South 00°03'55" West, 660.20 feet to a point on the east-west 1/16 th. Section line of the SW 1/4 of said Section 4;

Thence South 89°58'20" West, 1244.63 feet on said east-west 1/16 th. Section line to the real point of beginning. Said parcel contains 20.00 acres more or less.